UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 14, 2003


                               BLUESTAR LEASING, INC.
              (Exact name of registrant as specified in its charter)


                 Nevada	              0-33239                  88-0485488
     (State or other jurisdiction   (Commission              (IRS Employer
            of incorporation)        file number)        Identification Number)


              2800 Post Oak Blvd., Suite 5260, Houston, Texas 77056
                (Address of principal executive offices)(Zip Code)


                                   (713) 621-0577
                  (Registrant's telephone number, including area code)


              (Former name and former address, if changed since last report)




Item 5.	Other Events

On March 20, 2003, BlueStar Leasing, Inc., a Nevada corporation (the Company"), announced that on March 14, 2003, amendments to its articles of incorporation became effective which changed the name of the Company to Sterling Equity Holdings, Inc.

In connection with the change of its corporate name, the symbol under which the Company trades on the Over-the-Counter Bulletin Board (OTCBB) has changed from BLSL to SEQU. This change will take effect on March 21, 2003. The Company has also obtained a new CUSIP number, which is 859294 10 0.

A copy of the Company's press release is filed as Exhibit 99.1 hereto and incorporated by reference.



Item 7.     Financial Statements and Exhibits

     (a)    Financial Statements of Businesses Acquired

NA

     (b)    Pro Forma Financial Information

NA


     (c)    Exhibits


         99.1     Press Release of Bluestar Leasing, Inc., dated March 20, 2003



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLUESTAR LEASING, INC.

Dated: March 20, 2003
                                          By:   /s/ Ron F. Bearden

                                                Ron F. Bearden
                                                President